USAllianz Opportunity

An Individual Flexible Premium Variable Annuity                       NEW YORK
Issued by Preferred Life Insurance Company of New York             GA__________

______________________________________________________________________________

1.CONTRACT OWNER

     Name      Last                First                        Middle

     ________________________________________________________________________
     (If the Contract Owner is a trust, please include Trust Name, Trust Date, and the Trust Beneficial Owner(s))
     ________________________________________________________________________
     Street Address                  Apartment Number       e-mail address

     ________________________________________________________________________
     City                            State                        Zip Code

     Social Security Number ______ Date of Birth __________    Sex ____Female
                                   (If the Contract Owner is a     ____Male
     Daytime Telephone _______     trust, list the date(s) of birth
                                   for the Trust Beneficial Owner(s))

     Are you a U.S. Citizen?__Yes ___No  If no, need W8-BEN
______________________________________________________________________________

2.JOINT OWNER(Optional)

     Name    _____________________________________________________________
             Last                First                        Middle

     ________________________________________________________________________
     Street Address                  Apartment Number       e-mail address

     ________________________________________________________________________
     City                            State                        Zip Code

     Social Security Number _______Date of Birth ____________  Sex ____Female
                                                                   ____Male

     (If the Contract Owner is a trust, list the date(s) of birth for the Trust Beneficial Owner(s))

     Are you a U.S. Citizen?__Yes ___No  If no, need W8-BEN

     Relationship to Contract Owner _______________  Daytime Telephone _______
______________________________________________________________________________

3.ANNUITANT
     Must complete if different than Contract owner.

     Name    _____________________________________________________________
             Last                First                        Middle

     ________________________________________________________________________
     Street Address                  Apartment Number       e-mail address

     ________________________________________________________________________
     City                            State                        Zip Code

     Social Security Number _______Date of Birth ____________  Sex ____Female
                                                                   ____Male

     Relationship to Contract Owner _______________  Daytime Telephone _______
______________________________________________________________________________

4.BENEFICIARY(IES) DESIGNATION

   Primary Beneficiary(ies):            Contingent Beneficiary(ies)
     (At the Contract Owner's
     death, the surviving
     Joint Owner becomes the
     Primary Beneficiary.)

   __________________________________   _____________________________________
   Name                                 Name
   __________________________________   _____________________________________
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN
   __________________________________   _____________________________________
   Name                                 Name
   __________________________________   _____________________________________
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN

______________________________________________________________________________

5. REPLACEMENT

Is this Annuity intended to replace or change existing life insurance or
annuity?                            ___Yes - Please include appropriate form.

                                    ___ No

(The Registered Representative must answer another replacement question in section 13 of application.)
______________________________________________________________________________

6. TAX QUALIFIED PLANS

Is this annuity part of a Tax
Qualified Plan?    ____ Yes  ____No  If yes, please select one of the following.

                              ___IRA Transfer/Rollover ___Roth IRA Conversion
                              ___Regular IRA Contribution
                                 for Tax Year________
                              ___Roth IRA              ___Other _______________
______________________________________________________________________________

7.PURCHASE PAYMENT

     ____Purchase Payment Enclosed with Application

     Purchase Payment Amount $_____________________

     ____This contract will be funded by a 1035 Exchange, Tax Qualified Transfer/Rollover, CD Transfer or Mutual Fund Redemption.(If checked, please include the appropriate forms).
______________________________________________________________________________

8.PURCHASE PAYMENT ALLOCATION

     You may select up to 10 Investment Options.  Use whole percentages.
     Total must equal 100%. The allocations you indicate below will become your allocations on all future payments until you notify us of a change.


AIM
____% AIM V.I. Capital Appreciation
____% AIM V.I. International Equity
____% AIM V.I. Value
ALGER
____% Alger American MidCap Growth
____% USAZ American Growth
____% USAZ Growth
ALLIANCE CAPITAL
____% USAZ Alliance Capital Growth and Income
____% USAZ Alliance Capital Large Cap Growth
____% USAZ Alliance Capital Technology
AZOA (ALLIANZ OF AMERICA, INC.)
____% AZOA VIP Diversified Assets
____% AZOA VIP Fixed Income
____% AZOA VIP Global Opportunities
____% AZOA VIP Growth
____% AZOA VIP Money Market
DAVIS
____% Davis VA Financial
____% Davis VA Value
FRANKLIN TEMPLETON
____% Franklin Global Communications Securities
____% Franklin Growth and Income Securities
____% Franklin High Income
____% Franklin Income Securities
____% Franklin Large Cap Growth Securities
____% Franklin Real Estate
____% Franklin Rising Dividends Securities
____% Franklin S&P 500 Index
____% Franklin Small Cap
____% Franklin U.S. Government
____% Franklin Value Securities
____% Franklin Zero Coupon - 2005
____% Franklin Zero Coupon - 2010
____% Mutual Discovery Securities
____% Mutual Shares Securities
____% Templeton Developing Markets Securities
____% Templeton Growth Securities
____% Templeton International Securities
____% USAZ Templeton Developed Markets

OPPENHEIMER
____% Oppenheimer Global Securities/VA
____% Oppenheimer High Income/VA
____% Oppenheimer Main Street Growth &
              Income/VA
PIMCO
____% PIMCO VIT High Yield Bond
____% PIMCO VIT StocksPLUS Growth andIncome
____% PIMCO VIT Total Return Bond
____% USAZ PIMCO Growth and Income
____% USAZ PIMCO Renaissance
____% USAZ PIMCO Value

JENNISON
____% SP Jennison International Growth
____% SP Strategic Partners Focused Growth
SELIGMAN
____% Seligman Global Technology
____% Seligman Small-Cap Value
VAN KAMPEN
____% USAZ Van Kampen Aggressive Growth
____% USAZ Van Kampen Comstock
____% USAZ Van Kampen Growth
____% USAZ Van Kampen Growth and Income
____% Van Kampen LIT Emerging Growth

____% Preferred Life Fixed Account

_____%  TOTAL (Must equal 100%)

______________________________________________________________________________

9. Home Office Use Only

If Preferred Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Contract Owner(s).


______________________________________________________________________________

10. INCOME DATE

  Selected Income Date  ___- 01 -___ The Income Date (Annuitization Date) may be
                                     no earlier than 13 months from the Issue
                                     Date. The maximum annuitization age of the
                                     Annuitant is age 90.
______________________________________________________________________________

11. DEATH BENEFIT (Choose one of the following death benefit options. Upon making your selection, it cannot be changed.

_____ Traditional Death Benefit (If you do not check either box, this will be the Death Benefit on the Contract.)

_____  Enhanced Death Benefit (Optional)

_______________________________________________________________________________

12.  PROSPECTUS REPORT AND DELIVERY

_____  I would like to receive electronic, rather than paper copies of contract prospectuses, fund prospectuses, and periodic reports for all USAllianz products that I own, acquire, or apply for, and hereby consent to electronic delivery. Electronic delivery will be effected via the USAllianz website. I have been informed that current copies of prospectuses for currently available USAllianz products and prospectuses for underlying funds are available at www.usallianz.com. I have also been informed that I will be notified when new, updated prospectuses and reports for contracts I own or acquire become available. I acknowledge that I have the ability to access and download this information.

If I choose, in the future I can revoke this consent and receive paper copies. (If the box is not checked, then your Prospectus will be mailed.)

_______________________________________________________________________________

13. BY SIGNING BELOW, THE CONTRACT OWNER UNDERSTANDS AND OR AGREES TO

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation, and financial needs. It is a long term commitment to meet insurance needs and financial goals. I understand that the annuity value for payments allocated to the variable investment options may increase or decrease depending on the contract's investment results, and that no minimum cash value is guaranteed on the variable investment options. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Preferred Life's rights or requirements.

___________________________________     ______________________________________
Contract Owner's Signature              Joint Owner's Signature (or Trustee,
  (or Trustee, if applicable)                                   if applicable)
___________________________________     ______________________________________
Signed At (City, State)                  Date Signed

____Please send me a Statement of Additional Information
______________________________________________________________________________

14.BY SIGNING BELOW, THE REGISTERED REPRESENTATIVE/AGENT CERTIFIES THAT

oI am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and
oI provided the Contract Owner(s) with the most current Prospectus; and oTo the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, include a copy of each disclosure statement and list of companies involved.

___________________________________     ______________________________________
Registered Representative Name (Print)  Registered Representative Name (Print)

___________________________________     ______________________________________
Registered Representative Signature     Registered Representative Signature

___________________________________     ______________________________________
Broker Dealer Name                      Authorized signature of Broker Dealer
                                        if required

______________________________________________________________________________
Branch Address                          Branch Telephone Number


 Comm:  A B (circle one)
______________________________________________________________________________

14.MAIL APPLICATIONS TO

For Regular Mail:                              For Overnight Delivery:

Preferred Life-USAllianz Service Center  Preferred Life-USAllianz Service Center
c/o PNC Bank                             c/o PNC Bank
P.O. Box 820478                          Attn:  Box 0478
Philadelphia, PA  19182-0478             Route 30& East Gate Drive
                                         Moorestown, NJ  08057-0478

______________________________________________________________________________

P40070